Organization	9 Months Ended
Sep. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization
Note 1. Organization
Strive, Inc. (the “Company”, “Strive”, or the “Successor”), a Nevada corporation, is a bitcoin treasury asset management firm trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “ASST”. The Company earns substantially all of its revenue from investment advisory and other investment management services, and generates market returns from investments in bitcoin and bitcoin-related products.
The Company operates through wholly-owned subsidiaries, including, among others, Strive Enterprises, Inc. (“SEI”) and Strive Asset Management, LLC (“SAM”), a registered investment advisor with the Securities and Exchange Commission (“SEC”). SAM provides sub-advisory services for the Strive funds (the “Funds”), a series of exchange traded funds (“ETFs”), and has the discretionary responsibility to select investments in accordance with each fund’s investment objectives, policies, and restrictions. SAM is not responsible for selecting broker-dealers or placing trades for the Funds. Products are offered through intermediaries in a variety of vehicles, ETFs, separate accounts, and collective investment trust funds.
On May 6, 2025, SEI (the “Predecessor”) entered into that certain Agreement and Plan of Merger, dated as of May 6, 2025, as amended by that certain Amended and Restated Agreement and Plan of Merger, dated as of June 27, 2025 (the “Asset Entities Merger Agreement”) with Asset Entities Inc. (“Asset Entities”). On September 12, 2025, pursuant to the Asset Entities Merger Agreement, Alpha Merger Sub, Inc., a wholly-owned subsidiary of Asset Entities Inc., merged with and into SEI, with SEI surviving as a wholly owned subsidiary of Asset Entities Inc. Concurrent with the consummation of the transactions contemplated by the Asset Entities Merger Agreement, Asset Entities Inc. was renamed Strive, Inc. (the “Asset Entities Merger”).